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                                                                   EXHIBIT 10.13


MOTOROLA                                                CONTRACT NO.: EMEA-N-17


            MOTOROLA CUSTOMER PROGRAMMING SOFTWARE LICENSE AGREEMENT


This agreement ("Agreement") is between Motorola, Inc., a Delaware corporation, having a principal place of business at 1301 East Algonquin Road, Schaumburg, Illinois 60196, U.S.A. ("Motorola"), and Hugo International having a principal place of business at 6 Waterside Drive, Langley Business Park, Langley, Slough, SL3 6EX ("Licensee").


1. Grant of License: Motorola hereby grants to Licensee a personal, non-exclusive, non-assignable, nonsublicensable, and non-transferable license under Motorola's applicable proprietary rights to use Motorola's Customer Programming Software identified in Attachment A, including any documentation and materials, and any updates and supplements provided to Licensee by Motorola ("Motorola Software"), subject to Licensee's compliance with the terms of this Agreement, and subject to Licensee's payment to Motorola of any applicable licensing fee.


2. Limitations on Use: Licensee may use Motorola Software only for Licensee's internal business purposes and only as provided for in this Agreement. Any other use of Motorola Software is strictly prohibited and will be deemed a breach of this Agreement. Licensee may not copy, modify, adapt, merge with other software, reverse engineer, disassemble, or create derivative works from any Motorola Software for any reason, except that Licensee may make at most two copies of Motorola Software for back-up purposes. Licensee must reproduce all Motorola copyright and trademark notices on all copies of Motorola Software.


3. License Site Specific: Licensee must provide to Motorola a written list of all sites where Licensee uses or intends to use Motorola Software, and Licensee agrees to keep such list current. Licensee must pay a separate licensing fee for each site ("Licensed Site") at which Licensee uses Motorola Software. Licensee may make one additional copy for each computer owned or controlled by Licensee at each such site. Licensee may use Motorola Software on a Licensed Site's portable computer on a temporary basis at other locations in the geographic areas authorized in Paragraph 4 below.


4. Authorized Areas for Use of the Motorola Software: Licensee is authorized to use the Motorola Software only in the geographic areas specifically listed in Attachment A, and only for programming Motorola manufactured communication products that, from a regulatory compliance perspective or otherwise, are appropriately marked by Motorola for distribution in such geographic areas.


5. Ownership and Title: Title to all copies of Motorola Software in any form, including all rights in patents, copyrights, trade secrets, and other intellectual properties, remains vested exclusively in Motorola.



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MOTOROLA                                                CONTRACT NO.: EMEA-N-17


6. Confidentiality: Motorola Software contains Motorola proprietary information and trade secrets. Licensee agrees to not disclose Motorola Software to third parties and to take reasonable precautions to keep in confidence the Motorola Software.


7. Maintenance and Support: Motorola is not obligated by this Agreement to provide maintenance or support for Motorola Software, or to notify Licensee of upgrades to Motorola Software.


8. Warranty Disclaimer: EXCEPT AS REQUIRED BY LAW, MOTOROLA EXTENDS NO WARRANTIES ON THE MOTOROLA SOFTWARE, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND LICENSEE ACCEPTS THE MOTOROLA SOFTWARE "AS IS".


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MOTOROLA                                                CONTRACT NO.: EMEA-N-17

                                  ATTACHMENT A


I.       THE LICENSED MOTOROLA CUSTOMER PROGRAMMING SOFTWARE IS
         IDENTIFIED AS FOLLOWS:
         ENVN4005, ENVN4010, ENVN40l1, ENVN40l2 Professional GP300 series (CPS) ENVN4014 Professional Radio Tuning Software
         ENVN4006 Professional MPT series (CPS)


II. THE MOTOROLA CUSTOMER PROGRAMMING SOFTWARE IDENTIFIED ABOVE IS AUTHORIZED FOR USE IN THE FOLLOWING GEOGRAPHIC AREAS:
         United Kingdom & Northern Ireland


III.     LICENSED SITES AND APPLICABLE LICENSING FEE.


         SITE:                                              LICENSING FEE:
         -----                                              --------------
         1 6 Waterside Drive, Langley          Pound Sterling 5 (Included with Product Manual)
         Business Park, Langley, Slough,
         SL3 6EX

         2                                     Pound Sterling 5 (Included with Product Manual)

         3                                     Pound Sterling 5 (Included with Product Manual)

         4                                     Pound Sterling 5 (Included with Product Manual)

         5                                     Pound Sterling 5 (Included with Product Manual)



MOTOROLA, INC.                                 LICENSEE

Signed:/s/ R.G. Ingleby                        Signed: /s/ D.W. Foden
       ------------------------------                  ------------------------
Name:      R.G. Ingleby                        Name:       D.W. Foden
       ------------------------------                  ------------------------
Title:     Director of Distribution            Title:      M.D.
       ------------------------------                  ------------------------
Date:      27/11/98                            Date:       18/11/98
       ------------------------------                  ------------------------


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